August 2021 Investor Presentation Exhibit 99.2

Forward-Looking Statements This presentation contains forward-looking statements relating to future events and expectations that are based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going forward basis. The forward-looking statements in this presentation involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures.    The Company believes that all forward-looking statements made by it in this presentation have a reasonable basis, but there can be no assurance that management’s expectations, beliefs, or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this presentation include but are not limited to: (i) the failure of any one or more of the assumptions stated above to prove to be correct; (ii) the risks relating to forward-looking statements and other “Risk Factors” discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2020 and additional risk factors that may be identified from time to time in future filings of the Company; (iii) the conditions to the completion of the Company’s pending business combination transaction with Coherent, Inc. (the “Transaction”) and the remaining equity investment by Bain Capital, LP, including the receipt of any required regulatory approvals, and the risks that those conditions will not be satisfied in a timely manner or at all; (iv) the occurrence of any event, change or other circumstances that could give rise to an amendment or termination of the merger agreement relating to the Transaction, (v) the Company’s ability to finance the Transaction, the substantial indebtedness the Company expects to incur in connection with the Transaction and the need to generate sufficient cash flows to service and repay such debt; (vi) the possibility that the Company may be unable to achieve expected synergies, operating efficiencies and other benefits within the expected time-frames or at all and to successfully integrate the operations of Coherent, Inc. (“Coherent”) with those of the Company; (vii) the possibility that such integration may be more difficult, time-consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the Transaction; (viii) litigation and any unexpected costs, charges or expenses resulting from the Transaction; (ix) the risk that disruption from the Transaction materially and adversely affects the respective businesses and operations of the Company and Coherent; (x) potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the Transaction; (xi) the ability of the Company to retain and hire key employees; (xii) the purchasing patterns of customers and end users; (xiii) the timely release of new products, and acceptance of such new products by the market; (xiv) the introduction of new products by competitors and other competitive responses; (xv) the Company’s ability to assimilate recently acquired businesses and realize synergies, cost savings and opportunities for growth in connection therewith, together with the risks, costs, and uncertainties associated with such acquisitions; (xvi) the Company’s ability to devise and execute strategies to respond to market conditions; (xvii) the risks to anticipated growth in industries and sectors in which the Company and Coherent operate; (xviii) the risks to realizing the benefits of investments in R&D and commercialization of innovations; (xix) the risks that the Company’s stock price will not trade in line with industrial technology leaders; and/or (xx) the risks of business and economic disruption related to the currently ongoing COVID-19 outbreak and any other worldwide health epidemics or outbreaks that may arise. The Company disclaims any obligation to update information contained in these forward-looking statements, whether as a result of new information, future events or developments, or otherwise.   These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the joint proxy statement/prospectus included in the registration statement on Form S-4 (File No. 333-255547) filed with the SEC in connection with the Transaction (the “Form S-4”). While the list of factors discussed above and the list of factors presented in the Form S-4 are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Neither the Company nor Coherent assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

II-VI at a Glance as of June 30, 2021 FY21 Revenue $3.1B Cash & Equivalents $1.6B FY21 Free Cash Flow (1) $428M Vertically Integrated Model 18 Countries 73 Locations 3,800+ Employees Core Competency Engineered Materials 1971 Year Founded 22,000+ Employees 2,200+ Patents Engineering & Technology (1) Free cash flow is defined as cash flow from operations of $574M less capital expenditures of $146M for the twelve months ended June 30, 2021.

Communications Industrial Q4 FY21 Financial Highlights Results fueled by execution of a growth strategy, a market super-cycle, and focused execution Semiconductor Capital Equipment Life Sciences Consumer Electronics Aerospace & Defense Japan Other North America Automotive & Other Revenue by Region Revenue by End Market Revenue $808.0M Europe China Q4 FY21 GAAP Non-GAAP Operating Income $97.1M $148.5M Earnings Per Share $0.59 $0.88 Bookings $922.7M Backlog $1.3B

Building Momentum for 50 Years One of the largest photonics and compound semiconductor companies Materials expertise drives differentiation in multiple growing markets Vertically integrated, diverse global manufacturing footprint History of insightful targeting and successful integration of strategic acquisitions Strong execution and resilient growth 1 2 3 4 5 II-VI rang the Nasdaq stock market opening bell in celebration of its 50th anniversary on June 22, 2021

A Leader in Engineered Materials


Future
Future
Future
Aluminum Oxide/ Sapphire Al_2O_3
Silicon Carbide SiC
Reaction Bonded Silicon Carbide Si/SiC
Bismuth Telluride Bi_2Te_3
Indium Phosphide InP
Yttrium Aluminum Garnet (YAG) $Y_3Al_5O_{12}$
Zinc Selenide ZnSe
Diamond C
Zinc Sulfide ZnS
Gallium Arsenide GaAs
Future
Future

Leveraging a broad range of differentiated materials and devices across 7 strategic markets:

- Aerospace & Defense
- Semiconductor Equipment
- Life Sciences
- Automotive
- Datacom, Telecom & Wireless Communications
- 3D Sensing/Consumer
- Industrial

II-VI engineered materials are differentiated by unique optical, electrical, magnetic, thermal, mechanical, and structural properties.

II-VI
Copyright 2021, II-VI Incorporated. All rights reserved.
Page 6

A Vision Aligned to Irreversible Market Megatrends Adoption of 3D sensing Increased data and video consumption Deployment of 5G wireless Growth in electric & autonomous vehicles Proliferation of cloud services Intelligent Electric Mobile A world transformed through innovative materials vital to a better life today and the sustainability of future generations II-VI VISION

Innovation Strategy Leveraging technology platforms across markets Differentiating products through engineered materials Competitive vertical integration Process-intensive technologies Capital-intensive infrastructures Performance-driven differentiation Six interlocking and time-tested criteria

History of Insightful Targeting and Successful Integration of Strategic Acquisitions


10 Years of Continuous Revenue Growth
CAGR 20%
5 Transformative Acquisitions:
2022 - Laser sources & systems(4)
2019 - Indium phosphide technology platform
2016 - Epitaxial wafer and SiC electronic devices
2013 - Gallium arsenide technology platform
2010 - Optical networks & China market
Revenue ($M)
Finisar Acquisition Bolstered Scale
$487
$516
$551
$683
$742
$827
$972
$1,159
$1,362
$2,380
$3,106
FY11
FY12
FY13
FY14
FY15
FY16
FY17
FY18
FY19
FY20
FY21

Increased efficiencies


Q4FY21 OpEx as % of Revenue
Without amortization and stock-based compensation, and transaction costs
26%
-600 bps
20%
21% (3)
Q4FY21 Non-GAAP Gross Margins
39%
40% (3)
31%
+800 bps
PF(2) Q1 FY20
Q4 FY21

(1) Figures prior to FY2019 do not reflect the adoption of ASC 606.
(2) Prepared in accordance to ASC 805. Pro Forma includes the revenue of Finisar in Q1FY20 prior to the acquisition date of 9/24/20.
(3) FY21 actual. See Appendix for reconciliation to most comparable GAAP measures.
(4) Acquisition in process as of June 30, 2021.

II-VI
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Attractive and Increasing Gross and Operating Margins All non-GAAP amounts exclude certain adjustments for share-based compensation, acquired intangible amortization expense, certain one-time transaction expenses, debt extinguishment expense, fair value measurement period adjustments and restructuring and related items. See Appendix for reconciliation to most comparable GAAP measures. II-VI figures are for the three months ended September 30, 2019 and Finisar figures are for the three months ended July 28, 2019. Strong Execution and Synergy Realization Post Finisar Transaction Close Driving Margins Non-GAAP Gross Margin(1) Non-GAAP Operating Margin(1) Last Quarter Before Close(2) Last Quarter Before Close(2)

FY21 Revenue Distribution Europe North America China Photonic Solutions Compound Semiconductors Communications Industrial Semiconductor Capital Equipment Life Sciences Automotive & other Aerospace & Defense By Region By Segment By End Market Consumer Electronics Japan FY21 Revenue $3.1B

Sampling of representative customers based on approvals for public release. Thousands of Market Leading Customers Across Diverse Markets

Addressing Multiple and Strong Growing End-Markets


Optical Communications
Datacenter and telecom networks

CY26 Market	CY21-26 CAGR
$26.9 B	10.5 %

Sources: Omdia, LightCounting, Cignal AI, 650 Group, Yole, Internal Estimates


Wireless
5G
4G/5G RF base stations

CY26 Market	CY21-26 CAGR
$6.1 B	8.2 %

Sources: Yole, Internal Estimates


Automotive & Energy
HEV/EV, LiDAR,
In-cabin interaction

CY26 Market	CY21-26 CAGR
$8.5 B	37 %

Sources: Yole, Internal estimates


Semiconductor
Capital Equipment
EUV lithography, deposition, etch,
and inspection

CY26 Market	CY21-26 CAGR
$3.7 B	5 %

Sources: Strategies Unlimited, Internal Estimates


Industrial
Laser-based materials processing

CY26 Market	CY21-26 CAGR
$8.0 B	7 %

Sources: Optech Consulting, Internal Estimates


Life Sciences
Diagnostic, medical treatment, and
environmental sensing

CY26 Market	CY21-26 CAGR
$3.4 B	6 %

Sources: Data Bridge, Markets & Markets Strategies Unlimited, SDI, Internal Estimates


Consumer Electronics
Mobile devices, AR/VR, smart
home devices and wearables

CY26 Market	CY21-26 CAGR
$8.2 B	22 %

Sources: Morgan Stanley, IDC, Internal Estimates


Aerospace & Defense
Satellite laser communications,
contested space

CY26 Market	CY21-26 CAGR
$24.4 B	21 %

Sources: Internal Estimates

II-VI
Copyright 2021, II-VI Incorporated. All rights reserved.
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COVID-19 Has Accelerated II-VI’s Secular Tailwinds Driving Increasing Demand for Connectivity and High-Performance Infrastructure as our value proposition enables the digital transformation Video Conferencing Life Sciences / Diagnostics Content Streaming 5G Smart Power Energy Efficiency Work-From-Home

II-VI’s Global Actions with Global Impact STEM Environmental Resources Management Renewable Energy Clean Energy Program Wastewater Treatment Clean Water Advocate II-VI Global ESG-Related Initiatives & Activities II-VI has entered into renewable-energy contracts for 15 facilities in the U.S. and Europe, representing about 20% of our annual energy consumption. We expect to expand the program to our manufacturing sites in Asia. In 2021, II-VI pledged its support with a contribution of one million dollars to the II-VI Foundation for STEM education.

End Markets and Applications

Datacom #1 provider of datacom solutions Materials I Components I Transceiver modules The most innovative leader in datacom transceivers Co-packaged Transceiver Pluggable Board-Mount ROSA IC (TIA, LD, CDR) Polarization Beam Splitter Laser PIC DSP Garnet Lenses Isolators Mux/DeMux TOSA High Speed Detectors Optical Assembly

Well poised for disaggregation Telecom Optical Monitoring System (OMS) Pluggable Optical Line System (POLS) A market mover in ROADM technology and coherent transmission Growing share in coherent optics 400G IC-TROSA 400G QSFP-DD

Industrial – Materials Processing Laser processing in electric vehicles Automation: Remote laser welding heads assisted by machine vision software Electric vehicle battery manufacturing: Laser processes adapted to most joining tasks on the cell, module, pack, and frame levels Welding battery cells, bus bars and packs Electric motor hairpin welding Battery enclosure cutting Full line supplier of materials, components and subsystems for high power lasers

3D Sensing & LiDAR Face biometrics, auto-focus, augmented reality, automotive in-cabin & LiDAR, machine vision Roadmap to integrating functionality in modules leveraging broad portfolio of lasers, detectors, optics, and integrated circuits

Ceramics and Composites for Wafer Fab Equipment Aluminum-Reinforced SiC Metal Matrix Composites Reaction Bonded SiC Diamond Ceramics Silicon Carbide Particles Aluminum Diamond Particles Silicon Carbide Silicon Metals Ceramics and metal matrix composites for front end of line (FEOL) to back end of line (BEOL) WFE Portfolio of additive manufacturing materials High Performance Tight flatness tolerances High CTE matching of silicon wafers High stiffness / High thermal conductivity / Low weight

Life Sciences II-VI plays an important role in the medical diagnostics markets that have a vital role in PCR, sequencing and diagnostic platforms, which are critical for disease testing and research, and lead to new medicines Thermoelectrics Vertically integrated subassemblies & systems Biotechnology Medical Scientific Solutions for Life Sciences Optics Lasers

Automotive Key Trends Green Optics & optoelectronics Connectivity & Entertainment Safety Capabilities & Expertise HEV/EV Telematics, information & comfort LiDAR/OMS/DMS SiC substrates & devices Li/S batteries MMC Broad and deep portfolio in optics & optoelectronics (VCSELS, Edge Emitting Lasers, Mirrors, Lenses…) Silicon carbide substrates & devices and Li/S batteries Key technologies for thermal management: Ceramic matrix composites For electrification and advanced driver-assistance systems (ADAS)

Demonstrated Demonstrated Manufacturing 100 mm Wafer 150 mm Wafer World’s First 200 mm Wafer Two Decades of SiC Materials Innovation 200 mm Wafer Manufacturing 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 24 Years High-Quality Wafer Demonstrated Manufacturing 3’’ Wafer Back-end Processing in China Manufacturing 4H n-Type 6H SI

GE Technology II-VI (3DSiC®) II-VI and GE Technology II-VI and GE Technology II-VI Vertical Integration New Ventures & Wide-Bandgap Electronics Technology Significant SiC Market Opportunity(1) ($bn) 50%+ CAGR (1) Internal company estimates. Includes module and device TAM. $0.5 $30+ 2020 2030 A vertically integrated SiC power electronics technology organization (1) Internal company estimates. Includes module and device TAM. Investing $1B over 10 years starting in FY22

II-VI to Acquire Coherent

Coherent Transaction Overview Transaction Details Coherent stockholders to receive $220.00 per share in cash and 0.91 of a II-VI common share for each Coherent share At closing, Coherent stockholders to own approximately 15% of the common shares of combined company Projected Synergies & Financial Impact $250 million of run-rate cost synergies expected to be realized within 36 months of close Anticipated to be accretive to non-GAAP EPS in the second year following closing Financing Fully committed debt financing from JP Morgan of approximately $5.1 billion Equity financing commitment from Bain Capital of $2.15 billion as Bain Capital elected during 4QFY21 to increase its commitment by $350 million. Balance sheet cash Governance Steve Pagliuca, Co-Chair of Bain Capital, joined II-VI Board in April Two Coherent directors expected to join Board of combined company Approvals & Expected Closing Approved by Coherent and II-VI shareholders Regulatory approvals and customary closing conditions Closing of transaction anticipated during the first calendar quarter of 2022.

Significant Value Creation Potential from Coherent Synergies Expected Synergies within 3 years Cost of Goods Sold Supply chain management – procurement Infeed – Internal supply of enabling materials and components Global supply chain function savings $150M Operating Expenses More efficient R&D with scale Development cost savings Consolidation of corporate costs Global functional model efficiencies $100M TOTAL $250M

Well Capitalized for Future Growth Rapid deleveraging post-closing from strong EBITDA and cash flow generation External Financing Sources Debt $5.125 billion total commitment, including unfunded revolving credit facility Convertible Preferred Equity $2.15 billion commitment from Bain Capital, $750 million of which has been received Coupon: 5%, 4-year payable-in-kind, cash pay option thereafter Conversion price of $85.00 per share Pro Forma Leverage Total Debt $5.1 billion4.5x(1) Cash $0.5 billion Net Debt $4.6 billion4.1x(1) Target 3.0x or less gross leverage within two years post-closing (1) Reflects proforma combined LTM EBITDA and includes $250 million of cost synergies. Proforma net leverage at closing is expected to be approximately 3.8x(1)

Summary of Strategic Rationale Greater exposure to megatrends from larger operational scale Sustained growth from increased diversification Higher growth and margins through complementary technology platforms Improved competitiveness from greater scale across the value chain Sales synergies by utilizing Coherent’s global service infrastructure Deeper market intelligence from complementary business models

Appendix

End Market Distribution of Q4FY21 QTD Revenue Reported Segments Q4FY20 Revenue Q4FY21 Revenue Q4FY21 Op Margin – GAAP / Non-GAAP Q4FY21/ Q4FY20 Revenue Growth Industrial (Automotive) Communica-tions Aerospace & Defense Semi Cap Life Science, Consumer, Other Photonic Solutions $517M $550M 11% / 16% 6% 3% 94% 0% 1% 2% Compound Semiconductors $229M $258M 18% / 24% 13% 32% (2%) 11% 21% 12% 22% II-VI Consolidated $746M $808M 12% / 18% 8% 12% (1%) 67% 7% 4% 9% II-VI Segment Revenue by End Markets for Q4FY21 QTD

End Market Distribution of Full Year FY21 Revenue Reported Segments FY21 Revenue FY21 Op Margin – GAAP / Non-GAAP FY21/FY20 Revenue Growth Proforma(1) FY21/FY20 Revenue Growth Industrial (Automotive) Fiber Optic & Wireless Comm. Aerospace & Defense Semi Cap Life Science, Consumer, Other Photonic Solutions $2,038M 10% / 16% 31% 12% 3% 94% 0% 1% 2% Compound Semiconductors $1,068M 21% / 26% 30% 30% 26% (2%) 13% 19% 10% 30% II-VI Consolidated $3,106M 13% / 19% 31% 18% 10% (1%) 66% 7% 4% 12% (1) Pro Forma calculation in accordance with ASC 805. II-VI Segment Revenue by End Markets for Full Year FY21

End Market Distribution of Full Year FY20 Revenue Reported Segments FY20 Revenue FY20 Op Margin – GAAP / Non-GAAP FY20/FY19 Revenue Growth Industrial (Automotive) Fiber Optic & Wireless Comm. Aerospace & Defense Semi Cap Life Science, Consumer, Other Photonic Solutions $1,537M 3% / 15% 141% 3% 94% 0% 1% 2% Compound Semiconductors $821M 8% / 12% 13% 29% (1%) 15% 21% 12% 23% Unallocated $22.1M N/A N/A 98% 2% II-VI Consolidated $2,380M 2% / 14% 75% 12% (0%) 67% 7% 5% 9% II-VI Segment Revenue by End Markets for Full Year FY20

Summary: Hypothetical Illustration of EPS Calculation The following calculations are based on hypothetical amounts of GAAP net income and should not be construed as an estimate or expectation of the Company’s actual financial results for any period indicated Refer to the following slide for sample calculations:

Note: Dollars in millions. Q1 FY20 represents quarter ending October July 28, 2019. Reconciliation of GAAP Measures to Non-GAAP Measures Three Months Ended 7/28/19 (Last Finisar Stand Alone Report)

Reconciliation of GAAP Measures to Non-GAAP Measures

Reconciliation of GAAP Measures to Non-GAAP Measures

Note: Dollars in millions. Reconciliation of GAAP Measures to Non-GAAP Measures

Reconciliation of GAAP Measures to Non-GAAP Measures